EXHIBIT 99.1
                                 -------------

                  Computational Materials prepared by Bear.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:54 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A1 ()    ______Seq(YY)  Pac Not Avail             (P)
  Orig Bal 97,818,000  Fac 1.00000  Coup 5.500 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A1(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 102.125000   3.55             3.28                3.27                   Yield
                              1.23             1.09                1.08                   Duration
                 ----------------------------------------------------------------------------------
                 102.250000   3.45             3.17                3.16                   Yield
                              1.23             1.09                1.09                   Duration
                 ----------------------------------------------------------------------------------
                 102.375000   3.35             3.06                3.05                   Yield
                              1.23             1.09                1.09                   Duration
                 ----------------------------------------------------------------------------------
                 102.500000   3.25             2.94                2.94                   Yield
                              1.23             1.09                1.09                   Duration
                 ----------------------------------------------------------------------------------
                 102.625000   3.16             2.83                2.82                   Yield
                              1.24             1.09                1.09                   Duration
                 ----------------------------------------------------------------------------------
                 102.750000   3.06             2.72                2.71                   Yield
                              1.24             1.09                1.09                   Duration
                 ----------------------------------------------------------------------------------
                 102.875000   2.96             2.61                2.60                   Yield
                              1.24             1.09                1.09                   Duration
                 ----------------------------------------------------------------------------------
                 103.000000   2.86             2.50                2.49                   Yield
                              1.24             1.09                1.09                   Duration
                 ----------------------------------------------------------------------------------
                 103.125000   2.77             2.39                2.38                   Yield
                              1.24             1.10                1.09                   Duration
                 -----------------------------------------------------------------------------------











This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   04:03 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A1 ()    ______Seq(YY)  Pac Not Avail             (P)
  Orig Bal 97,818,000  Fac 1.00000  Coup 5.500 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A1(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 102.078125   3.59             3.32                3.31                  Yield
                              1.23             1.09                1.08                  Duration
                 ----------------------------------------------------------------------------------
                 102.203125   3.49             3.21                3.20                  Yield
                              1.23             1.09                1.08                  Duration
                 ----------------------------------------------------------------------------------
                 102.328125   3.39             3.10                3.09                  Yield
                              1.23             1.09                1.09                  Duration
                 ----------------------------------------------------------------------------------
                 102.453125   3.29             2.99                2.98                  Yield
                              1.23             1.09                1.09                  Duration
                 ----------------------------------------------------------------------------------
                 102.578125   3.19             2.87                2.87                  Yield
                              1.24             1.09                1.09                  Duration
                 ----------------------------------------------------------------------------------
                 102.703125   3.10             2.76                2.76                  Yield
                              1.24             1.09                1.09                  Duration
                 ----------------------------------------------------------------------------------
                 102.828125   3.00             2.65                2.64                  Yield
                              1.24             1.09                1.09                  Duration
                 ----------------------------------------------------------------------------------
                 102.953125   2.90             2.54                2.53                  Yield
                              1.24             1.09                1.09                  Duration
                 ----------------------------------------------------------------------------------
                 103.078125   2.80             2.43                2.42                  Yield
                              1.24             1.10                1.09                  Duration
                 ----------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:41 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A2 ()    ______Seq(YG)  Pac Not Avail             (P)
  Orig Bal 88,856,000  Fac 1.00000  Coup 4.850 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A2(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------

                 104.250000   3.51             3.51                3.35                  Yield
                              3.23             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------
                 104.375000   3.47             3.47                3.31                  Yield
                              3.23             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------
                 104.500000   3.44             3.43                3.27                  Yield
                              3.24             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------
                 104.625000   3.40             3.40                3.23                  Yield
                              3.24             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------
                 104.750000   3.36             3.36                3.19                  Yield
                              3.24             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------
                 104.875000   3.33             3.32                3.15                  Yield
                              3.24             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------
                 105.000000   3.29             3.28                3.11                  Yield
                              3.24             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------
                 105.125000   3.25             3.25                3.07                  Yield
                              3.24             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------
                 105.250000   3.22             3.21                3.03                  Yield
                              3.24             3.23                2.91                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:53 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A5 ()    ______Prorata(YD)  Pac Not Avail             (P)
  Orig Bal 2,000,000  Fac 1.00000  Coup 5.500 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A5(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 103.562500   5.12             5.12                4.98                  Yield
                              8.69             8.69                6.62                  Duration
                 ----------------------------------------------------------------------------------
                 103.687500   5.10             5.10                4.96                  Yield
                              8.69             8.69                6.62                  Duration
                 ----------------------------------------------------------------------------------
                 103.812500   5.09             5.09                4.94                  Yield
                              8.69             8.69                6.62                  Duration
                 ----------------------------------------------------------------------------------
                 103.937500   5.08             5.08                4.92                  Yield
                              8.70             8.70                6.63                  Duration
                 ----------------------------------------------------------------------------------
                 104.062500   5.06             5.06                4.91                  Yield
                              8.70             8.70                6.63                  Duration
                 ----------------------------------------------------------------------------------
                 104.187500   5.05             5.05                4.89                  Yield
                              8.70             8.70                6.63                  Duration
                 ----------------------------------------------------------------------------------
                 104.312500   5.04             5.04                4.87                  Yield
                              8.70             8.70                6.63                  Duration
                 ----------------------------------------------------------------------------------
                 104.437500   5.02             5.02                4.85                  Yield
                              8.71             8.71                6.63                  Duration
                 ----------------------------------------------------------------------------------
                 104.562500   5.01             5.01                4.83                  Yield
                              8.71             8.71                6.63                  Duration
                 ----------------------------------------------------------------------------------








This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:55 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A7 ()    ______Seq(C2)                          (P)
  Orig Bal 6,343,000  Fac 1.00000  Coup 5.500 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A7(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 99.500000    5.57             5.58                5.62                  Yield
                              12.68            8.53                2.30                  Duration
                 ----------------------------------------------------------------------------------
                 99.625000    5.56             5.56                5.57                  Yield
                              12.69            8.53                2.30                  Duration
                 ----------------------------------------------------------------------------------
                 99.750000    5.55             5.55                5.51                  Yield
                              12.70            8.54                2.31                  Duration
                 ----------------------------------------------------------------------------------
                 99.875000    5.54             5.54                5.46                  Yield
                              12.70            8.54                2.31                  Duration
                 ----------------------------------------------------------------------------------
                 100.000000   5.53             5.52                5.40                  Yield
                              12.71            8.54                2.31                  Duration
                 ----------------------------------------------------------------------------------
                 100.125000   5.52             5.51                5.35                  Yield
                              12.72            8.55                2.31                  Duration
                 ----------------------------------------------------------------------------------
                 100.250000   5.52             5.49                5.30                  Yield
                              12.73            8.55                2.31                  Duration
                 ----------------------------------------------------------------------------------
                 100.375000   5.51             5.48                5.24                  Yield
                              12.73            8.55                2.31                  Duration
                 ----------------------------------------------------------------------------------
                 100.500000   5.50             5.46                5.19                  Yield
                              12.74            8.55                2.31                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:10 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.453125    5.14             5.16                5.20                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.578125    5.14             5.15                5.18                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.703125    5.13             5.14                5.17                  Yield
                              13.17            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.828125    5.12             5.13                5.15                  Yield
                              13.18            11.21               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 98.953125    5.11             5.12                5.14                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.078125    5.10             5.10                5.12                  Yield
                              13.20            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.203125    5.09             5.09                5.11                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.328125    5.08             5.08                5.09                  Yield
                              13.22            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.453125    5.07             5.07                5.08                  Yield
                              13.22            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:23 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.312500    5.16             5.17                5.21                  Yield
                              13.15            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.437500    5.15             5.16                5.20                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.562500    5.14             5.15                5.18                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.687500    5.13             5.14                5.17                  Yield
                              13.17            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.812500    5.12             5.13                5.15                  Yield
                              13.18            11.21               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 98.937500    5.11             5.12                5.14                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.062500    5.10             5.11                5.12                  Yield
                              13.20            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.187500    5.09             5.10                5.11                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.312500    5.08             5.08                5.09                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:23 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.265625    5.16             5.18                5.22                  Yield
                              13.14            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.390625    5.15             5.17                5.20                  Yield
                              13.15            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.515625    5.14             5.16                5.19                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.640625    5.13             5.14                5.17                  Yield
                              13.17            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.765625    5.12             5.13                5.16                  Yield
                              13.18            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.890625    5.11             5.12                5.14                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.015625    5.10             5.11                5.1                   Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.140625    5.09             5.10                5.11                  Yield
                              13.20            11.23               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.265625    5.08             5.09                5.10                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:25 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.203125    5.16             5.18                5.23                  Yield
                              13.14            11.18               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.328125    5.15             5.17                5.21                  Yield
                              13.15            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.453125    5.14             5.16                5.20                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.578125    5.14             5.15                5.18                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.703125    5.13             5.14                5.17                  Yield
                              13.17            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.828125    5.12             5.13                5.15                  Yield
                              13.18            11.21               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 98.953125    5.11             5.12                5.14                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.078125    5.10             5.10                5.12                  Yield
                              13.20            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.203125    5.09             5.09                5.11                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:10 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.437500    5.15             5.16                5.20                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.562500    5.14             5.15                5.18                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.687500    5.13             5.14                5.17                  Yield
                              13.17            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.812500    5.12             5.13                5.15                  Yield
                              13.18            11.21               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 98.937500    5.11             5.12                5.14                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.062500    5.10             5.11                5.12                  Yield
                              13.20            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.187500    5.09             5.10                5.11                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.312500    5.08             5.08                5.09                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.437500    5.07             5.07                5.08                  Yield
                              13.22            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:13 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.484375    5.14             5.16                5.19                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.609375    5.13             5.15                5.18                  Yield
                              13.17            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.734375    5.12             5.14                5.16                  Yield
                              13.18            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.859375    5.11             5.12                5.15                  Yield
                              13.18            11.21               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 98.984375    5.10             5.11                5.13                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.109375    5.09             5.10                5.12                  Yield
                              13.20            11.23               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.234375    5.09             5.09                5.10                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.359375    5.08             5.08                5.09                  Yield
                              13.22            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.484375    5.07             5.07                5.07                  Yield
                              13.23            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:13 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.515625    5.14             5.16                5.19                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.640625    5.13             5.14                5.17                  Yield
                              13.17            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.765625    5.12             5.13                5.16                  Yield
                              13.18            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.890625    5.11             5.12                5.14                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.015625    5.10             5.11                5.13                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.140625    5.09             5.10                5.11                  Yield
                              13.20            11.23               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.265625    5.08             5.09                5.10                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.390625    5.07             5.08                5.08                  Yield
                              13.22            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.515625    5.06             5.07                5.07                  Yield
                              13.23            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:15 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.359375    5.15             5.17                5.21                  Yield
                              13.15            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.484375    5.14             5.16                5.19                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.609375    5.13             5.15                5.18                  Yield
                              13.17            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.734375    5.12             5.14                5.16                  Yield
                              13.18            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.859375    5.11             5.12                5.15                  Yield
                              13.18            11.21               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 98.984375    5.10             5.11                5.13                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.109375    5.09             5.10                5.12                  Yield
                              13.20            11.23               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.234375    5.09             5.09                5.10                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.359375    5.08             5.08                5.09                  Yield
                              13.22            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:18 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.296875    5.16             5.18                5.21                  Yield
                              13.15            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.421875    5.15             5.16                5.20                  Yield
                              13.15            11.19               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.546875    5.14             5.15                5.18                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.671875    5.13             5.14                5.17                  Yield
                              13.17            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.796875    5.12             5.13                5.15                  Yield
                              13.18            11.21               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 98.921875    5.11             5.12                5.14                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.046875    5.10             5.11                5.13                  Yield
                              13.20            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.171875    5.09             5.10                5.11                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.296875    5.08             5.09                5.10                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:19 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.375000    5.15             5.17                5.20                  Yield
                              13.15            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.500000    5.14             5.16                5.19                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.625000    5.13             5.15                5.18                  Yield
                              13.17            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.750000    5.12             5.13                5.16                  Yield
                              13.18            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.875000    5.11             5.12                5.15                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.000000    5.10             5.11                5.13                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.125000    5.09             5.10                5.12                  Yield
                              13.20            11.23               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.250000    5.08             5.09                5.10                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.375000    5.07             5.08                5.09                  Yield
                              13.22            11.24               8.54                  Duration
                 ----------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:20 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.281250    5.16             5.18                5.22                  Yield
                              13.14            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.406250    5.15             5.17                5.20                  Yield
                              13.15            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.531250    5.14             5.15                5.19                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.656250    5.13             5.14                5.17                  Yield
                              13.17            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.781250    5.12             5.13                5.16                  Yield
                              13.18            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.906250    5.11             5.12                5.14                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.031250    5.10             5.11                5.13                  Yield
                              13.20            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.156250    5.09             5.10                5.11                  Yield
                              13.20            11.23               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.281250    5.08             5.09                5.10                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:24 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class A8 ()    ______Prorata(B)                       (P)
  Orig Bal 16,500,000  Fac 1.00000  Coup 5.000 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  27-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: A8(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 98.218750    5.16             5.18                5.22                  Yield
                              13.14            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.343750    5.15             5.17                5.21                  Yield
                              13.15            11.19               8.51                  Duration
                 ----------------------------------------------------------------------------------
                 98.468750    5.14             5.16                5.19                  Yield
                              13.16            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.593750    5.13             5.15                5.18                  Yield
                              13.17            11.20               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.718750    5.12             5.14                5.16                  Yield
                              13.17            11.21               8.52                  Duration
                 ----------------------------------------------------------------------------------
                 98.843750    5.11             5.13                5.15                  Yield
                              13.18            11.21               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 98.968750    5.11             5.11                5.13                  Yield
                              13.19            11.22               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.093750    5.10             5.10                5.12                  Yield
                              13.20            11.23               8.53                  Duration
                 ----------------------------------------------------------------------------------
                 99.218750    5.09             5.09                5.10                  Yield
                              13.21            11.23               8.54                  Duration
                 ----------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:45 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class AA ()          Floater                       (P)
  Orig Bal 18,333,334  Fac 1.00000  Coup 2.810 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                   1.0000 x 1-mo LIBOR + 1.500 Cap 7.0000 @ 5.5000 Floor 1.5000 @ 0.0000
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: AA(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                                                                                          losses
                 Price           1.3100%          1.3100%               1.3100%           1M_LIB
                 ----------------------------------------------------------------------------------
                 99.375000    2.87             3.01                3.11                  Yield
                              10.28            2.34                1.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.500000    2.86             2.96                3.03                  Yield
                              10.28            2.35                1.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.625000    2.84             2.91                2.95                  Yield
                              10.29            2.35                1.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.750000    2.83             2.85                2.87                  Yield
                              10.29            2.35                1.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.875000    2.82             2.80                2.79                  Yield
                              10.30            2.35                1.54                  Duration
                 ----------------------------------------------------------------------------------
                 100.000000   2.81             2.75                2.71                  Yield
                              10.30            2.35                1.54                  Duration
                 ----------------------------------------------------------------------------------
                 100.125000   2.80             2.69                2.62                  Yield
                              10.30            2.35                1.54                  Duration
                 ----------------------------------------------------------------------------------
                 100.250000   2.78             2.64                2.54                  Yield
                              10.31            2.36                1.55                  Duration
                 ----------------------------------------------------------------------------------
                 100.375000   2.77             2.59                2.46                  Yield
                              10.31            2.36                1.55                  Duration
                 ----------------------------------------------------------------------------------









This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:43 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class AB ()          Inverse                       (P)
  Orig Bal 5,000,000  Fac 1.00000  Coup 15.363 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                   -3.6667 x 1-mo LIBOR + 20.1667 Cap 20.1667 @ 0.0000 Floor 0.0000 @ 5.5000
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: AB(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                                                                                          losses
                 Price           1.3100%          1.3100%               1.3100%           1M_LIB
                 ----------------------------------------------------------------------------------
                 98.500000    15.96            16.12               16.23                 Yield
                              4.98             1.82                1.30                  Duration
                 ----------------------------------------------------------------------------------
                 98.625000    15.93            16.05               16.13                 Yield
                              4.98             1.83                1.30                  Duration
                 ----------------------------------------------------------------------------------
                 98.750000    15.91            15.99               16.04                 Yield
                              4.99             1.83                1.30                  Duration
                 ----------------------------------------------------------------------------------
                 98.875000    15.88            15.92               15.94                 Yield
                              4.99             1.83                1.30                  Duration
                 ----------------------------------------------------------------------------------
                 99.000000    15.86            15.85               15.84                 Yield
                              5.00             1.83                1.30                  Duration
                 ----------------------------------------------------------------------------------
                 99.125000    15.83            15.78               15.75                 Yield
                              5.00             1.83                1.30                  Duration
                 ----------------------------------------------------------------------------------
                 99.250000    15.81            15.71               15.65                 Yield
                              5.01             1.83                1.31                  Duration
                 ----------------------------------------------------------------------------------
                 99.375000    15.78            15.65               15.56                 Yield
                              5.01             1.84                1.31                  Duration
                 ----------------------------------------------------------------------------------
                 99.500000    15.76            15.58               15.46                 Yield
                              5.01             1.84                1.31                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:47 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class AC ()    ______Prorata(TQ)                       (P)
  Orig Bal 69,180,666  Fac 1.00000  Coup 5.500 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: AC(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 99.781250    5.55             5.50                5.46                  Yield
                              8.62             2.22                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 99.906250    5.53             5.44                5.38                  Yield
                              8.63             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.031250   5.52             5.38                5.30                  Yield
                              8.63             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.156250   5.50             5.33                5.21                  Yield
                              8.63             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.281250   5.49             5.27                5.13                  Yield
                              8.64             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.406250   5.47             5.22                5.05                  Yield
                              8.64             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.531250   5.46             5.16                4.96                  Yield
                              8.65             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.656250   5.45             5.11                4.88                  Yield
                              8.65             2.24                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.781250   5.43             5.05                4.80                  Yield
                              8.66             2.24                1.49                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   03:52 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class AC ()    ______Prorata(TQ)                       (P)
  Orig Bal 69,180,666  Fac 1.00000  Coup 5.500 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: AC(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                 Price                                                                    losses
                 ----------------------------------------------------------------------------------
                 100.125000   5.51             5.34                5.23                  Yield
                              8.63             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.250000   5.49             5.29                5.15                  Yield
                              8.64             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.375000   5.48             5.23                5.07                  Yield
                              8.64             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.500000   5.46             5.18                4.98                  Yield
                              8.65             2.23                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.625000   5.45             5.12                4.90                  Yield
                              8.65             2.24                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.750000   5.43             5.07                4.82                  Yield
                              8.65             2.24                1.49                  Duration
                 ----------------------------------------------------------------------------------
                 100.875000   5.42             5.01                4.74                  Yield
                              8.66             2.24                1.50                  Duration
                 ----------------------------------------------------------------------------------
                 101.000000   5.41             4.96                4.65                  Yield
                              8.66             2.24                1.50                  Duration
                 ----------------------------------------------------------------------------------
                 101.125000   5.39             4.90                4.57                  Yield
                              8.67             2.24                1.50                  Duration
                 ----------------------------------------------------------------------------------






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   04:04 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class AD ()          Floater                       (P)
  Orig Bal 13,185,333  Fac 1.00000  Coup 2.660 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                   1.0000 x 1-mo LIBOR + 1.3500 Cap 7.5000 @ 6.1500 Floor 1.3500 @ 0.0000
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: AD(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                                                                                          losses
                 Price           1.3100%          1.3100%               1.3100%           1M_LIB
                 ----------------------------------------------------------------------------------
                 99.406250    2.70             2.72                3.45                  Yield
                              16.69            9.61                0.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.531250    2.69             2.71                3.22                  Yield
                              16.70            9.61                0.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.656250    2.68             2.69                2.98                  Yield
                              16.70            9.62                0.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.781250    2.68             2.68                2.75                  Yield
                              16.71            9.62                0.54                  Duration
                 ----------------------------------------------------------------------------------
                 99.906250    2.67             2.67                2.52                  Yield
                              16.71            9.62                0.54                  Duration
                 ----------------------------------------------------------------------------------
                 100.031250   2.66             2.65                2.29                  Yield
                              16.72            9.62                0.54                  Duration
                 ----------------------------------------------------------------------------------
                 100.156250   2.65             2.64                2.06                  Yield
                              16.72            9.63                0.54                  Duration
                 ----------------------------------------------------------------------------------
                 100.281250   2.65             2.63                1.83                  Yield
                              16.73            9.63                0.54                  Duration
                 ----------------------------------------------------------------------------------
                 100.406250   2.64             2.61                1.60                  Yield
                              16.73            9.63                0.54                  Duration
                 ----------------------------------------------------------------------------------







This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


---------------------------------------------------------------------------------------------------
                                                                           June 26, 2003
Bear, Stearns & Co. Inc.                                                   04:05 PM EDT
klind                                   KRAST-03A7                         Page 1 of 1
---------------------------------------------------------------------------------------------------
             KRAST-03A7 Class AE ()          Inverse                           (P)
  Orig Bal 4,794,667  Fac 1.00000  Coup 13.310 Mat   /  /   Wac- 0.000( 0.000) WAM-  / (-22842)/ 0
                   -2.7500 x 1-mo LIBOR + 16.9125 Cap 16.9125 @ 0.0000 Floor 0.0000 @ 6.1500
                                  DIRECTED CASHFLOW FROM GROUP-G01
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:  30-Jun-2003  Curve Type:  Treas Act Curve Date:   26-Jun-2003 Tranche: AE(   )

                              KRAST-03A7/V50   KRAST-03A7/V100     KRAST-03A7/V150        prepay
                                                                                          losses
                 Price           1.3100%          1.3100%               1.3100%           1M_LIB
                 ----------------------------------------------------------------------------------
                 96.250000    14.12            14.22               19.61                 Yield
                              6.57             5.33                0.48                  Duration
                 ----------------------------------------------------------------------------------
                 96.375000    14.10            14.20               19.34                 Yield
                              6.57             5.34                0.48                  Duration
                 ----------------------------------------------------------------------------------
                 96.500000    14.08            14.18               19.08                 Yield
                              6.58             5.34                0.48                  Duration
                 ----------------------------------------------------------------------------------
                 96.625000    14.06            14.15               18.81                 Yield
                              6.59             5.34                0.48                  Duration
                 ----------------------------------------------------------------------------------
                 96.750000    14.04            14.13               18.55                 Yield
                              6.60             5.35                0.48                  Duration
                 ----------------------------------------------------------------------------------
                 96.875000    14.02            14.10               18.28                 Yield
                              6.60             5.35                0.48                  Duration
                 ----------------------------------------------------------------------------------
                 97.000000    14.00            14.08               18.02                 Yield
                              6.61             5.36                0.49                  Duration
                 ----------------------------------------------------------------------------------
                 97.125000    13.98            14.06               17.76                 Yield
                              6.62             5.36                0.49                  Duration
                 ----------------------------------------------------------------------------------
                 97.250000    13.97            14.03               17.50                 Yield
                              6.62             5.36                0.49                  Duration
                 ----------------------------------------------------------------------------------








This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.